     As filed with the Securities and Exchange Commission on June 13, 1997
                                                        Registration No. 33-2226
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                               ----------------

                                   FORM S-8

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               ----------------
                      SAFEGUARD HEALTH ENTERPRISES, INC.
            (Exact name of Registrant as specified in its charter)

            Delaware                                       95-3800129
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)
                               ----------------
                    505 North Euclid Street, P.O. Box 3210
                        Anaheim, California  92803-3210
                                (714) 778-1005
              (Address including zip code, and telephone number,
       including area code, of Registrant's Principal Executive Offices)
                             ---------------------

                      SAFEGUARD HEALTH ENTERPRISES, INC.
                               STOCK OPTION PLAN
                             (Full Title of Plan)
                             ---------------------
                           Ronald I. Brendzel, J.D.
                      Senior Vice President and Secretary
                      SAFEGUARD HEALTH ENTERPRISES, INC.
                    505 North Euclid Street, P.O. Box 3210
                        Anaheim, California  92803-3210
                                (714) 778-1005
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

===================================================================================================
                                                      Proposed       Proposed
                                                      ---------------------------------------------
                                                      Maximum        Maximum
                                                      ---------------------------------------------
                                    Amount            Offering       Aggregate       Amount of
                                                      ---------------------------------------------
    Title of Securities              to be            Price Per      Offering       Registration
                                                      ---------------------------------------------
    to be Registered              Registered          Share(1)       Price(1)           Fee
---------------------------------------------------------------------------------------------------
Common Stock, $.01 par value      500,000 shares       $11.63        $5,815,000      $1,762.12
===================================================================================================

(1) Estimated solely for purposes of determining the registration fee pursuant to Rules 457(c) and 457(h) and based on the high and low prices of the Common Stock of SafeGuard Health Enterprises, Inc. as reported on June 11, 1997 on the Nasdaq National Market.

================================================================================

This Form S-8 contains six sequentially numbered pages. The Exhibit Index appears at sequentially numbered page 2.

                                 INTRODUCTION

          This Registration Statement on Form S-8 is filed by SafeGuard Health Enterprises, Inc. ("Company") relating to an additional 500,000 shares of the Company's Common Stock, $.01 par value, issuable upon exercise of stock options granted to optionees pursuant to the Stock Option Plans of SafeGuard Health Enterprises, Inc. ("Plan") and consists of only those items required by General Instruction E to Form S-8.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

          Pursuant to General Instruction E to Form S-8, Part I is not filed as part of this Registration Statement.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

          Pursuant to General Instruction E to Form S-8, the contents of the Company's Registration Statement on Form S-8 (Registration No. 33-2226), filed with the Securities and Exchange Commission, are incorporated by reference into this Registration Statement.

          For the purposes of this Registration Statement, any statement contained in a document incorporated or deemed to be incorporated herein by reference, shall be deemed to be modified or superseded to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated herein by reference modifies or supersedes such statement in such document. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 8.   Exhibits.

          Pursuant to General Instruction E to Form S-8, only the following exhibits are required.

Exhibit
Number         Description
-------        -----------

  5.1          Opinion of Counsel

 23.1          Consent of Deloitte & Touche LLP

 23.2          Consent of Ronald I. Brendzel, J.D.
               (included in Exhibit 5.1 hereto)

 24.1          Power of Attorney (contained on signature page hereto)

                                  SIGNATURES

          The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Anaheim, State of California, on June 12, 1997.

                                       SAFEGUARD HEALTH ENTERPRISES, INC.


                                       By:  Steven J. Baileys, D.D.S.
                                            ------------------------------------
                                            STEVEN J. BAILEYS, D.D.S.
                                            Chairman and Chief Executive Officer

                                       By:  Ronald I. Brendzel, J.D.
                                            ------------------------------------
                                            RONALD I. BRENDZEL, J.D.
                                            Senior Vice President and Secretary


                               POWER OF ATTORNEY

          Each person whose signature appears below constitutes and appoints Steven J. Baileys, D.D.S. and/or Ronald I. Brendzel, J.D., his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                         Title                                   Date
---------                         -----                                   ----
Steven J. Baileys, D.D.S.
-----------------------------     Chairman and Chief Executive Officer
STEVEN J. BAILEYS, D.D.S.         (Principal Executive Officer)           June 12, 1997

John E. Cox
-----------------------------     President, Chief Operating Officer      June 12, 1997
JOHN E. COX                       and Director

Ronald I. Brendzel, J.D.
-----------------------------     Senior Vice President,  Secretary and   June 12, 1997
RONALD I. BRENDZEL, J.D.          Director

Thomas C. Tekulve, C.P.A.
-----------------------------     Vice President and Chief Financial      June 12, 1997
THOMAS C. TEKULVE, C.P.A.         Officer (Principal Financial and
                                  Accounting Officer)

Michael M. Mann, Ph.D.
-----------------------------     Director                                June 12, 1997
MICHAEL M. MANN, Ph.D.

William E. McKenna
-----------------------------     Director                                June 12, 1997
WILLIAM E. MCKENNA

George H. Stevens
-----------------------------     Director                                June 12, 1997
GEORGE H. STEVENS

Bradford M. Boyd, D.D.S.
-----------------------------     Director                                June 12, 1997
BRADFORD M. BOYD, D.D.S.